Long-Term Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Long-Term Debt

NOTE 10 — LONG-TERM DEBT

Long-term debt consisted of the following:

	December 31,
	2017	2016

	(In thousands)
Senior credit facility	$372,500	$250,000
Operating Partnership senior credit facility	2,091,375	2,133,250
MGM China credit facility	2,301,584	1,933,313
MGM National Harbor credit facility	—	450,000
$475 million 11.375% senior notes, due 2018	—	475,000
$850 million 8.625% senior notes, due 2019	850,000	850,000
$500 million 5.25% senior notes, due 2020	500,000	500,000
$1,000 million 6.75% senior notes, due 2020	1,000,000	1,000,000
$1,250 million 6.625% senior notes, due 2021	1,250,000	1,250,000
$1,000 million 7.75% senior notes, due 2022	1,000,000	1,000,000
$1,250 million 6% senior notes, due 2023	1,250,000	1,250,000
$1,050 million 5.625% Operating Partnership senior notes, due 2024	1,050,000	1,050,000
$500 million 4.50% Operating Partnership senior notes, due 2026	500,000	500,000
$500 million 4.625% senior notes, due 2026	500,000	500,000
$350 million 4.50% Operating Partnership senior notes, due 2028	350,000	—
$0.6 million 7% debentures, due 2036	552	552
$2.3 million 6.7% debentures, due 2096	2,265	2,265
	13,018,276	13,144,380
Less: Premiums, discounts, and unamortized debt issuance costs, net	(109,182)	(156,785)
	12,909,094	12,987,595
Less: Current portion	(158,042)	(8,375)
	$12,751,052	$12,979,220

Debt due within one year of the December 31, 2017 balance sheet was classified as long-term as the Company had both the intent and ability to refinance current maturities on a long-term basis under its revolving senior credit facilities, with the exception that $158 million related to MGM China’s term loan amortization payments in excess of available borrowings under the MGM China revolving credit facility were classified as current. Debt due within one year of the December 31, 2016 balance sheet was classified as long-term as the Company had both the intent and ability to refinance current maturities on a long-term basis under its revolving senior credit facilities, with the exception that $8 million of MGP’s quarterly amortization payments under its senior credit facility were classified as current because MGP used cash to make such amortization payments in January 2017.

Interest expense, net consisted of the following:

	Year Ended December 31,
	2017	2016	2015

	(In thousands)
Total interest incurred	$779,855	$814,731	$862,377
Interest capitalized	(111,110)	(119,958)	(64,798)
	$668,745	$694,773	$797,579

Senior credit facility. At December 31, 2017, the Company’s senior credit facility consisted of a $238 million term loan A facility and a $1.25 billion revolving facility. The term loan A facility and the revolving facility bear interest determined by reference to a total net leverage ratio pricing grid which results in an interest rate of LIBOR plus 1.75% to 2.75%. Both the term loan A facility and the revolving facility will mature in April 2021. The term loan A facility is subject to amortization of principal in equal quarterly installments, with 5.0% of the initial aggregate principal amount of the term loan A facility to be payable each year. The Company permanently repaid $13 million of the term loan A facility for the year ended December 31, 2017 in accordance with the scheduled amortization. At December 31, 2017, $135 million was drawn on the revolving credit facility. At December 31, 2017, the interest rate on the term loan A facility was 3.82% and the interest rate on the revolving credit facility was 3.74%. For the year ended December 31, 2016, the Company incurred a loss on early retirement of its prior credit facility of approximately $28 million recorded in “Other, net” in the consolidated statements of operations.

The senior credit facility contains representations and warranties, customary events of default, and positive, negative and financial covenants, including that the Company maintain compliance with a maximum total net leverage ratio, a maximum first lien net leverage ratio and a minimum interest coverage ratio. The Company was in compliance with its credit facility covenants at December 31, 2017.

The senior credit facility is secured by (i) a mortgage on the real properties comprising the MGM Grand Las Vegas and the Bellagio, (ii) a pledge of substantially all existing and future personal property of the subsidiaries of the Company that own the MGM Grand Las Vegas and the Bellagio; and (iii) a pledge of the equity or limited liability company interests of the entities that own MGM Grand Las Vegas and the Bellagio.

Mandatory prepayments of the credit facilities will be required upon the occurrence of certain events, including sales of certain assets, casualty events and the incurrence of certain additional indebtedness, subject to certain exceptions and reinvestment rights.

Operating Partnership senior credit facility. At December 31, 2017, the Operating Partnership’s senior secured credit facility consisted of a $274 million term loan A facility, a $1.82 billion term loan B facility, and a $600 million revolving credit facility. The revolving credit facility and term loan A facility bear interest determined by reference to a total net leverage ratio pricing grid which results in an interest rate of LIBOR plus 2.25% to 2.75%. Prior to February 2017, the term loan B facility bore interest at LIBOR plus 2.75% with a LIBOR floor of 0.75%. In February 2017, the Operating Partnership received a reduction of its term loan B interest rate to LIBOR plus 2.50%, with a LIBOR floor of 0.75% upon achieving a minimum corporate family rating of Ba3/BB-. On May 1, 2017, the Operating Partnership repriced its term loan B interest rate to LIBOR plus 2.25% with a LIBOR floor of 0%. All other principal provisions of the existing credit facility remain unchanged. The revolving credit facility and the term loan A facility will mature in April 2021 and the term loan B facility will mature in April 2023.

The term loan facilities are subject to amortization of principal in equal quarterly installments, with 5.0% of the initial aggregate principal amount of the term loan A facility and 1.0% of the initial aggregate principal amount of the term loan B facility to be payable each year. The Operating Partnership permanently repaid $19 million of the term loan A facility and $23 million of the term loan B facility for the year ended December 31, 2017, in accordance with the scheduled amortization. At December 31, 2017, the interest rate on the term loan A facility was 4.32% and the interest rate on the term loan B facility was 3.82%. No amounts have been drawn on the revolving credit facility.

The Operating Partnership credit facility contains customary representations and warranties, events of default, and positive, negative and financial covenants, including that the Operating Partnership maintain compliance with a maximum senior secured net debt to adjusted total assets ratio, maximum total net debt to adjusted assets ratio and a minimum interest coverage ratio. The Operating Partnership was in compliance with its credit facility covenants at December 31, 2017.

The Operating Partnership senior credit facility is guaranteed by each of the Operating Partnership’s existing and subsequently acquired direct and indirect wholly owned material domestic restricted subsidiaries, and secured by a first priority lien security interest on substantially all of the Operating Partnership’s and such restricted subsidiaries’ material assets, including mortgages on its real estate, subject to customary exclusions, other than that of MGM National Harbor.

The Operating Partnership is party to interest rate swaps to mitigate the interest rate risk inherent in its senior secured term loan B facility. As of December 31, 2017, the Operating Partnership pays a weighted average fixed rate of 1.844% on total notional amount of $1.2 billion and the variable rate received resets monthly to the one-month LIBOR with no minimum floor. Net unrealized gain on the interest rate swaps was $11 million as of December 31, 2017. As of December 31, 2016 the Operating Partnership had interest rate swaps with a notional amount of $500 million outstanding with a weighted average fixed rate of 1.825% and a net unrealized gain of $2 million.

MGM China credit facility. At December 31, 2017, the MGM China credit facility consisted of $1.47 billion of term loans and a $1.45 billion revolving credit facility, which bear interest at a fluctuating rate per annum based on HIBOR plus a margin that ranges between 1.375% and 2.5% based on MGM China’s leverage ratio. The MGM China credit facility is scheduled to mature in April 2019 with the term loan facilities subject to amortization of principal in quarterly installments as a percentage of the original principal amount of 5% due in January 2018, 15% due in each of the subsequent quarters of 2018 and the first quarter of 2019, and the balance due at maturity in April 2019. The Company permanently repaid $77 million of term loans for the year ended December 31, 2017 in accordance with the scheduled amortization. The MGM China credit facility is secured by MGM Grand Paradise’s interest in the Cotai land use right, and MGM China, MGM Grand Paradise and their guarantor subsidiaries have granted a security interest in substantially all of their assets to secure the facility. At December 31, 2017, $832 million was drawn on the revolving credit facility. At December 31, 2017, the weighted average interest rate on the term loans was 3.71% and the weighted average interest rate on the revolving credit facility was 3.57%.

The MGM China credit facility contains customary representations and warranties, events of default, and positive, negative and financial covenants, including that MGM China maintains compliance with a maximum leverage ratio and a minimum interest coverage ratio. In February 2017, the MGM China credit facility was amended to increase the maximum total leverage ratio to 6.00 to 1.00 through December 31, 2017, declining to 5.50 to 1.00 at March 31, 2018, 5.00 to 1.00 at June 30, 2018, 4.50 to 1.00 at September 30, 2018 and thereafter. MGM China was in compliance with its credit facility covenants at December 31, 2017.

MGM China is in the process of amending its credit facility. The proposed amended facility extends the maturity date, extends the timing of and reduces the amount of scheduled amortization payments, and increases the maximum leverage ratio.

MGM National Harbor credit agreement. In October 2017, the revolving credit facility was repaid and terminated by the Company and the $425 million in outstanding term loans were assumed, and immediately repaid, by a subsidiary of MGP in conjunction with the MGM National Harbor transaction. The Company incurred a $14 million loss on the early retirement of debt related to the MGM National Harbor credit facility recorded in “Other, net” in the consolidated statements of operations.

Senior Notes. In July 2017, the Company redeemed for cash all $475 million principal amount of its outstanding 11.375% senior notes due 2018. The Company incurred a $30 million loss on the early retirement of such notes recorded in “Other, net” in the consolidated statements of operations.

In August 2016, the Company issued $500 million in aggregate principal amount of 4.625% senior notes due 2026 for net proceeds of $493 million. The Company used the net proceeds, together with cash on hand, to redeem the $743 million outstanding aggregate principal amount of its 7.625% senior notes due 2017, in September 2016. The Company incurred a loss on early retirement of the 7.625% senior notes of approximately $16 million recorded in “Other, net” in the consolidated statements of operations.

In connection with the closing of MGP’s IPO, on May 25, 2016 (the “Redemption Date”) the Company redeemed for cash all $1.23 billion aggregate principal amount of its outstanding 7.5% senior notes due 2016 and 10% senior notes due 2016 in accordance with the terms of the applicable indenture. The Company incurred a loss on early retirement of such notes of approximately $22 million recorded in “Other, net” in the consolidated statements of operations.

Operating Partnership senior notes. In September 2017, the Operating Partnership issued $350 million in aggregate principal amount of 4.50% senior notes due 2028 for net proceeds of $346 million.

In August 2016, the Operating Partnership issued $500 million in aggregate principal amount of 4.5% senior notes due 2026 for net proceeds of $492 million.

In April 2016, a subsidiary of the Operating Partnership issued $1.05 billion in aggregate principal amount of 5.625% senior notes due 2024 and on MGP’s IPO date, the Operating Partnership entered into a supplemental indenture through which it assumed the obligations under the notes from such subsidiary (which merged into the Operating Partnership on such date).

Each series of the Operating Partnership's senior notes are fully and unconditionally guaranteed, jointly and severally, on a senior basis by all of the Operating Partnership’s subsidiaries that guarantee the Operating Partnership’s credit facilities, other than MGP Finance Co-Issuer, Inc., which is a co-issuer of the senior notes. The Operating Partnership may redeem all or part of the senior notes at a redemption price equal to 100% of the principal amount of the senior notes plus, to the extent the Operating Partnership is redeeming senior notes prior to the date that is three months prior to their maturity date, an applicable make whole premium, plus, in each case, accrued and unpaid interest. The indentures governing the senior notes contain customary covenants and events of default. These covenants are subject to a number of important exceptions and qualifications set forth in the applicable indentures governing the senior notes, including, with respect to the restricted payments covenants, the ability to make unlimited restricted payments to maintain the REIT status of MGP.

Bridge Facilities. In connection with the Borgata transaction in August 2016, the Company borrowed $545 million under certain bridge facilities, the proceeds of which were used to repay existing Borgata debt. The bridge facilities were subsequently contributed to the Operating Partnership. The Operating Partnership immediately repaid the bridge facilities with a combination of cash on hand and a draw down on its revolving credit facility, which it subsequently refinanced with proceeds from its offering of its 4.5% senior notes due 2026.

In connection with the master contribution agreement and related transactions in April 2016, the Company borrowed $4.0 billion under certain bridge facilities, the proceeds of which were used to repay its outstanding obligations under its prior senior credit facility and were used to repay its 7.5% senior notes due 2016 and its 10% senior notes due 2016 on the Redemption Date. The bridge facilities were subsequently assumed by the Operating Partnership pursuant to the master contribution agreement. The Operating Partnership repaid the bridge facilities with a combination of proceeds from financing its transactions and the proceeds from the IPO.

Maturities of long-term debt. The maturities of the principal amount of the Company’s long-term debt as of December 31, 2017 are as follows:

Years ending December 31,	(In thousands)
2018	$819,572
2019	2,424,013
2020	1,546,000
2021	1,832,250
2022	1,018,500
Thereafter	5,377,941
$13,018,276

Fair value of long-term debt. The estimated fair value of the Company’s long-term debt was $13.6 billion and $13.9 billion at December 31, 2017 and 2016, respectively. Fair value was estimated using quoted market prices for the Company’s senior notes and senior credit facilities.